CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jewett-Cameron Trading Company Ltd. (the “Company”) on Form 10-K for the period ended August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company does hereby certify, to such officer’s knowledge, that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   November 25, 2005                             Signed:  /s/  Donald Boone

      Donald M. Boone, President/CEO/Treasurer

Date:   November 25, 2005                            Signed:  /s/  Michael Nasser

                                                                 Michael C. Nasser, Corporate Secretary